EXHIBIT 99.17
                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQMC 04-1 Class B2 Available Funds Cap

  FIX Vector  Pxing Capped at 15 CPR
  FLT Vector  25 CPR for 1YR, 35 CPR for 1YR, 70 for 1YR, 35 CPR for Life



                      Forward LIBOR  Forward LIBOR + 200
Period  Date            B2 AFC           B2 AFC
  0   29-Jan-04
  1   25-Feb-04        6.59611            6.59611
  2   25-Mar-04        7.05189            7.05189
  3   25-Apr-04        6.59769            6.59769
  4   25-May-04        6.81777            6.81777
  5   25-Jun-04        6.59851            6.59851
  6   25-Jul-04        6.81907            6.81907
  7   25-Aug-04        6.59959            6.59959
  8   25-Sep-04        6.60001            6.60001
  9   25-Oct-04        6.82042            6.82042
 10   25-Nov-04        6.60078            6.60078
 11   25-Dec-04        6.82119            6.82119
 12   25-Jan-05         6.6015             6.6015
 13   25-Feb-05        6.60184            6.60184
 14   25-Mar-05        7.30998            7.30998
 15   25-Apr-05        6.60327            6.60327
 16   25-May-05         6.8241             6.8241
 17   25-Jun-05        6.60465            6.60465
 18   25-Jul-05        6.82551            6.82551
 19   25-Aug-05        6.60601            6.60601
 20   25-Sep-05        6.60667            6.60667
 21   25-Oct-05        6.82757            6.82757
 22   25-Nov-05        6.60797            6.60797
 23   25-Dec-05        6.86677            6.86677
 24   25-Jan-06        6.64524            6.64524
 25   25-Feb-06        6.64522            6.64522
 26   25-Mar-06        7.35719            7.35719
 27   25-Apr-06        6.64519            6.64519
 28   25-May-06        6.86667            6.86667
 29   25-Jun-06        6.64515            6.64515
 30   25-Jul-06        6.86663            6.86663
 31   25-Aug-06        6.64511            6.64511
 32   25-Sep-06        6.64509            6.64509
 33   25-Oct-06        6.86657            6.86657
 34   25-Nov-06        6.64505            6.64505
 35   25-Dec-06        6.86653            6.86653
 36   25-Jan-07        6.64501            6.64501
 37   25-Feb-07        6.64499            6.64499
 38   25-Mar-07        7.35693            7.35693
 39   25-Apr-07        6.64495            6.64495
 40   25-May-07        6.86642            6.86642
 41   25-Jun-07         6.6449             6.6449
 42   25-Jul-07        6.86638            6.86638
 43   25-Aug-07        6.64486            6.64486
 44   25-Sep-07        6.64484            6.64484
 45   25-Oct-07        6.86631            6.86631
 46   25-Nov-07        6.64479            6.64479
 47   25-Dec-07        6.86626            6.86626

 48   25-Jan-08        6.64474            6.64474
 49   25-Feb-08        6.64472            6.64472
 50   25-Mar-08        7.10295            7.10295
 51   25-Apr-08        6.64467            6.64467
 52   25-May-08        6.86613            6.86613
 53   25-Jun-08        6.64462            6.64462
 54   25-Jul-08        6.86608            6.86608
 55   25-Aug-08        6.64457            6.64457
 56   25-Sep-08        6.64454            6.64454
 57   25-Oct-08          6.866              6.866
 58   25-Nov-08        6.64449            6.64449
 59   25-Dec-08        6.86203            6.86203
 60   25-Jan-09        6.64065            6.64065
 61   25-Feb-09        6.64062            6.64062
 62   25-Mar-09        7.35208            7.35208
 63   25-Apr-09        6.64056            6.64056
 64   25-May-09         6.8606             6.8606
 65   25-Jun-09        6.63926            6.63926
 66   25-Jul-09        6.86054            6.86054
 67   25-Aug-09         6.6392             6.6392
 68   25-Sep-09        6.63917            6.63917
 69   25-Oct-09        6.86045            6.86045
 70   25-Nov-09        6.63911            6.63911
 71   25-Dec-09        6.86038            6.86038
 72   25-Jan-10        6.63905            6.63905
 73   25-Feb-10        6.63902            6.63902
 74   25-Mar-10         7.3503             7.3503
 75   25-Apr-10        6.63895            6.63895
 76   25-May-10        6.86021            6.86021
 77   25-Jun-10        6.63888            6.63888
 78   25-Jul-10        6.86014            6.86014
 79   25-Aug-10        6.63881            6.63881
 80   25-Sep-10        6.63878            6.63878
 81   25-Oct-10        6.86003            6.86003
 82   25-Nov-10        6.63871            6.63871
 83   25-Dec-10        6.85996            6.85996
 84   25-Jan-11        6.63863            6.63863
 85   25-Feb-11         6.6386             6.6386
 86   25-Mar-11        7.34983            7.34983
 87   25-Apr-11        6.63852            6.63852
 88   25-May-11        6.85976            6.85976
 89   25-Jun-11        6.63844            6.63844
 90   25-Jul-11        6.85968            6.85968
 91   25-Aug-11        6.63836            6.63836
 92   25-Sep-11        6.63832            6.63832
 93   25-Oct-11        6.85956            6.85956
 94   25-Nov-11        6.63824            6.63824
 95   25-Dec-11        6.85947            6.85947
 96   25-Jan-12        6.63815            6.63815
 97   25-Feb-12        6.63811            6.63811
 98   25-Mar-12        7.09586            7.09586
 99   25-Apr-12        6.63802            6.63802
100   25-May-12        6.85924            6.85924
101   25-Jun-12        6.63793            6.63793